                                                                    Exhibit 24.2


                       CONSENT OF RANDY K. JOHNSON, P.C.

                                 July 8, 1997



          We hereby consent to the use of our name under the caption "Legal Matters" in the Prospectus forming part of the Registration Statement on Form S-3 of United Park City Mines Company.


/s/ Randy K. Johnson, P.C.